Exhibit 99.1

Jade Biosciences Announces Appointment of Mark Eisner, M.D., M.P.H., to Board of Directors

San Francisco and Vancouver, British Columbia, June 26, 2026 — Jade Biosciences, Inc. (the “Company” or “Jade”) (Nasdaq: JBIO), a clinical-stage biotechnology company focused on developing best-in-class therapies for autoimmune diseases, today announced the appointment of Mark Eisner, M.D., M.P.H., to its Board of Directors, effective June 25, 2026.

“We are pleased to welcome Dr. Eisner to the board,” said Tom Frohlich, Chief Executive Officer of Jade Biosciences. “Mark’s biopharmaceutical executive experience and proven track record guiding innovative therapies from early clinical development through regulatory approval and global commercialization will be highly valuable as Jade rapidly advances its pipeline of antibody-based therapies for autoimmune diseases.”

Dr. Mark Eisner, M.D., M.P.H., has more than 25 years of leadership in clinical development and immunology. He most recently served as Executive Vice President and Chief Medical Officer of Vir Biotechnology, where he oversaw clinical development, regulatory sciences, and medical affairs. Previously, he served as Chief Medical Officer at Sonoma Biotherapeutics and FibroGen, and spent nearly 11 years at Genentech/Roche, including as Senior Vice President and Global Head of Product Development for Immunology, Infectious Disease, and Ophthalmology. In that role, he led multinational development programs and global regulatory submissions across major therapeutic areas. Prior to entering industry, Dr. Eisner was Professor of Medicine and Anesthesia at the University of California, San Francisco.

“I am excited to join the Board of Directors at Jade as the Company rapidly advances its portfolio of potential best-in-class therapies for multiple autoimmune diseases,” said Dr. Eisner. “Jade is well-positioned to address areas of substantial unmet need for patients, and I look forward to contributing as a board member to support the impact.”

About Jade Biosciences, Inc.

Jade Biosciences is a clinical-stage biotechnology company focused on developing best-in-class therapies that address critical unmet needs in autoimmune diseases. Jade’s lead candidate, JADE101, targets the cytokine APRIL, and is currently being evaluated for the treatment of immunoglobulin A nephropathy. Jade’s pipeline also includes JADE201, an afucosylated anti-BAFF-R monoclonal antibody, as well as JADE301, an undisclosed antibody program. Jade was launched based on assets licensed from Paragon Therapeutics, an antibody discovery engine founded by Fairmount. For more information, visit JadeBiosciences.com and follow the Company on LinkedIn.

Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to Jade’s expectations, hopes, beliefs, intentions or strategies regarding the future of its pipeline and business including, without limitation, the potential of Jade’s product candidates to become best-in-class therapies and their potential therapeutic uses. The words “opportunity,” “potential,” “milestones,”

“pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Jade will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Jade’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that ongoing and any future clinical trials may not demonstrate desirable efficacy or clinical profiles; adverse events and safety signals may occur; Jade’s product candidates may fail in development, may not receive required regulatory approvals, or may be delayed; enrollment or regulatory challenges may occur; and the other risks, uncertainties and factors more fully described in Jade’s most recent filings with the Securities and Exchange Commission (including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2026). Should one or more of these risks or uncertainties materialize, or should any of Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Jade does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Jade.

Jade Biosciences Contact

Priyanka Shah

Media@JadeBiosciences.com

IR@JadeBiosciences.com

908-447-6134